SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary  Proxy Statement
[ ] Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2)
[X] Definitive  Proxy Statement
[ ] Definitive  Additional  Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                               DISC GRAPHICS, INC.
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:
[  ]      Fee paid previously with preliminary materials.
[  ]      Check box if any part of the fee is offset as  provided  by Exchange
          Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                               Disc Graphics, Inc.
                                10 Gilpin Avenue
                            Hauppauge, New York 11788



                                                                  April 21, 1999

To Our Stockholders:

          You are cordially invited to attend the 1999 Annual Meeting of Stockholders of Disc Graphics, Inc. (the "Annual Meeting"), to be held at the Watermill, 711 Route 347, Smithtown, New York, on Friday, May 21, 1999 at 9:30 a.m. Your Board of Directors looks forward to greeting personally those stockholders able to be present.

          At the Annual Meeting, you will be asked to elect two Class I Directors and to approve the appointment of KPMG LLP as the Company's independent auditors for its 1999 fiscal year. These matters are described in detail in the accompanying Notice of 1999 Annual Meeting of Stockholders and Proxy Statement. A proxy, as well as a copy of the Company's 1998 Annual Report, is included along with the Proxy Statement. These materials are being sent to stockholders on or about April 21, 1999.

          It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you may own, and whether or not you plan to attend. Accordingly, please take a moment now to complete, sign, date and mail the enclosed proxy.

          We appreciate your cooperation, and look forward to seeing you at the meeting.

                                 Sincerely,


                                 /s/ Donald Sinkin
                                 Donald Sinkin
                                 Chairman, President and Chief Executive Officer

                               DISC GRAPHICS, INC.
                                10 Gilpin Avenue
                            Hauppauge, New York 11788

                  NOTICE OF 1999 ANNUAL MEETING OF STOCKHOLDERS

To Our Stockholders:

          NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders of Disc Graphics, Inc. ("Disc Graphics" or the "Company") will be held at the Watermill, 711 Route 347, Smithtown, New York, on Friday, May 21, 1999 at 9:30 a.m. for the following purposes:

     1. To elect two Class I directors to serve until the 2002 Annual Meeting of Stockholders and until their successors have been elected and qualified or until their earlier resignation, retirement, disqualification, removal or death. The Board of Directors has nominated Seymour W. Zises and Mark L. Friedman for election as the Class I directors.

     2. To vote on a proposal to ratify the selection of KPMG LLP as the Company's independent auditors for the 1999 fiscal year.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

          The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

          Only stockholders of record at the close of business on April 16, 1999 are entitled to notice of and to vote at the meeting and any adjournment thereof.

                                  By Order of the Board of Directors


                                  /s/ Stephen Frey
                                  Stephen Frey
                                  Secretary

Hauppauge, New York
April 21, 1999

          WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                               DISC GRAPHICS, INC.

                                 PROXY STATEMENT

                                 April 21, 1999

          The accompanying proxy is solicited on behalf of the Board of Directors of Disc Graphics, Inc., a Delaware corporation ("Disc Graphics" or the "Company"), for use at its 1999 Annual Meeting of Stockholders to be held at the Watermill, 711 Route 347, Smithtown, New York, on Friday, May 21, 1999 at 9:30 a.m. (the "1999 Annual Meeting" or the "Meeting"). Only holders of record of the Company's Common Stock, $0.01 par value per share (the "Common Stock") at the close of business on April 16, 1999 (the "Record Date") will be entitled to vote. At the close of business on that date, the Company had 5,548,761 shares of Common Stock outstanding, of which 28,264 shares were held in treasury. Accordingly, 5,520,497 shares of Common Stock were outstanding and entitled to vote on the Record Date. A majority of the outstanding Common Stock (2,760,249 shares) will constitute a quorum for the transaction of business. This Proxy Statement and the accompanying proxy were first mailed to stockholders on or about April 21, 1999. An Annual Report containing all information specified by Rule 14a-3 of the rules of the Securities and Exchange Commission (the "SEC") was mailed to each stockholder concurrently with a copy of this Proxy Statement.

                                TABLE OF CONTENTS
                                                                            Page

Voting Rights................................................................  1
Solicitation and Revocability of Proxies.....................................  2
Company Background...........................................................  2
Proposal No. 1...............................................................  2
         Election of Class I Directors.......................................  2
Proposal No. 2................................................................ 6
         Ratification of Selection of Independent Auditors.................... 6
Security Ownership of Certain Beneficial Owners and Management................ 6
Compensation of Executive Officers........................................... 10
Report of the Compensation Committee on Executive Compensation............... 15
Company Performance Graph.................................................... 17
Certain Relationships and Related Transactions............................... 18
Stockholder Proposals for 2000 Annual Meeting................................ 18
Other Business............................................................... 18
Annual Report on Form 10-K................................................... 19

ENCLOSURE:     Disc Graphics, Inc. 1998 Annual Report


                                  VOTING RIGHTS

          Holders of Common Stock are entitled to one vote for each share held as of the Record Date. Shares of Common Stock may not be voted cumulatively for the election of directors. If the enclosed proxy is properly signed and returned, the shares represented thereby will be voted. If voting by proxy with respect to the election of directors, stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes as to specific nominees. With respect to Proposal No. 2 and any other proposals that the stockholders may be asked to vote upon at the Annual Meeting, stockholders may vote for the proposal, vote against the proposal or abstain from voting with respect to the proposal. If the stockholder specifies in the proxy how the shares are to be voted, they will be voted as specified. If the stockholder does not specify how the shares are to be voted, they will be voted for the Company's nominees for election to the Board of Directors, and in favor of Proposal No 2. Representatives of the Company will tabulate all votes cast. Abstentions and broker non-votes will be counted for determining whether a quorum exists, but not for determining whether a proposal is approved. The effect of an abstention or broker non-vote will be the same as a vote against adoption of a proposal. See "Security Ownership of Certain Beneficial Owners and Management -- Voting Agreement."

                    SOLICITATION AND REVOCABILITY OF PROXIES

          Proxies in the enclosed form are being solicited by the Company, and the expenses of soliciting such proxies will be paid by the Company. Following the original mailing of the proxies and other soliciting materials, the Company and/or its agents may also solicit proxies by mail, telephone, telegraph, facsimile or in person. The Company does not currently expect that it will retain a proxy solicitation firm. Following the original mailing of the proxies and other soliciting materials, the Company will request brokers, custodians, nominees and other record holders of the Company's Common Stock to forward copies of the proxy and other soliciting materials to persons for whom they hold shares of Common Stock and to request authority for the exercise of proxies. In such cases, the Company, upon the request of the record holders, will reimburse such holders for their reasonable expenses.

          Any person signing a proxy in the form accompanying this Proxy Statement has the power to revoke it prior to the 1999 Annual Meeting, or at the Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by: (i) a notice in writing delivered to the Secretary of the Company stating that the proxy is revoked; (ii) a subsequent proxy executed by the person executing the prior proxy and presented at the Meeting; or (iii) attendance at the Meeting and voting in person.

                               COMPANY BACKGROUND

          Disc Graphics, headquartered in Hauppauge, New York, is a diversified manufacturer and printer of specialty paperboard packaging focused on the home video, music, entertainment software, cosmetics, pharmaceutical and other consumer markets. Products include: pre-recorded video sleeves, compact disc and audio cassette packaging; folding cartons for entertainment software, food, pharmaceuticals and cosmetics; posters, pressure sensitive labels and general commercial printing. Customers include leading software, CD-ROM and video distributors; vitamin, cosmetic and fragrance companies; major book publishers; and many Fortune 500 companies. The Company operates in one business segment: the manufacturing and printing of specialty paperboard packaging. Historically, the Company has grown primarily through the development of new customers by capitalizing on its superior service and response capabilities and increases in orders from existing customers. In 1996, the Company acquired Pointille, Inc., a packaging printer, and in 1997 the Company acquired Benham Press, Inc., an Indiana based commercial printing company, and has since integrated each of their manufacturing facilities and sales/marketing programs into Disc Graphics. The Company intends to continue to grow by acquiring strategically located folding carton and printing companies, expanding existing facilities to serve regional U.S. markets, broadening the Company's product line and continuing ongoing internal expansion.

          The Company was formed as the result of a merger between RCL Capital Corp., a Delaware corporation ("RCL"), and a packaging company formerly known as Disc Graphics, Inc., a New York corporation ("Old Disc"). RCL was incorporated in 1992 to serve as a vehicle to effect a business combination with an operating business. On October 30, 1995, Old Disc merged with and into RCL, which was the successor corporation (the "Merger"). In connection with the Merger, RCL changed its name to Disc Graphics, Inc. References to "Disc Graphics" or the "Company" include subsidiaries of Disc Graphics, and its predecessor, Old Disc, unless the context indicates otherwise.

                                 PROPOSAL NO. 1

                          ELECTION OF CLASS I DIRECTORS

Background

          The number of directors comprising the Company's full Board of Directors is six, divided into three classes, designated Class I, Class II and Class III. The Class I directors (Seymour W. Zises and Mark L. Friedman) were elected at the 1996 Annual Meeting of Stockholders for three-year terms that will expire at the 1999 Annual Meeting of Stockholders. The Class II directors (Donald Sinkin and Daniel A. Levinson) were elected at the 1997 Annual Meeting of Stockholders for a three-year term that will expire at the 2000 Annual Meeting. The Class III directors (Stephen Frey and John Rebecchi) were elected at the 1998 Annual Meeting for three-year terms that will expire at the 2001 Annual Meeting. A director may be removed from office before the expiration of his elected term, with or without cause, at any meeting called for such purpose, upon the approval of a majority of the holders of shares entitled to vote in the election of directors.

          The Company's current Class I directors, Seymour W. Zises and Mark L. Friedman, have been nominated by the Board for reelection as the Class I directors. Following the 1999 Annual Meeting, the Company will have two Class I directors, two Class II directors and two Class III directors constituting the full Board.

Election of Class I Directors

          At the 1999 Annual Meeting, stockholders will elect two Class I directors each of whom will hold office until the 2002 Annual Meeting of Stockholders and until his successor has been elected and qualified or until his earlier resignation, retirement, disqualification, removal or death. The Class I directors will be elected by a majority vote of the holders of Common Stock represented and voting at the Meeting. Shares represented by the accompanying proxy will be voted for the election of the nominee recommended by the Company's management, unless the proxy is marked in such a manner as to withhold authority to so vote. If the nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware that either of its nominees will be unable to, or for good cause will not, serve as a director.

Director/Nominee

          Certain information concerning the Company's incumbent directors, as well as the nominees for election as Class I directors, is set forth below.


          Name of Director    Age    Principal Occupation         Director Since
          ----------------    ---    --------------------         --------------


Class I Directors/Nominees:

Seymour W. Zises (1)(4)        46    President and Chief                    1992
                                     Executive Officer,
                                     Family Management
                                     Corporation and Family
                                     Management Securities, LLC

Mark L. Friedman (2)(3)        51    Senior Managing Director,              1996
                                     Millenium  apital Group, Ltd.;
                                     Counsel, Baer Marks & Upham LLP

Class II Directors:

Donald Sinkin (1)(4)           51    Chairman, Chief Executive              1986
                                     Officer and President
                                     of the Company

Daniel A. Levinson (2)(3)(4)   38    Founder, Colt Capital Group            1991


Class III Directors:

Stephen Frey (1)               45    Senior Vice President of               1986
                                     Operations and
                                     Secretary of the Company

John Rebecchi (2)              44    Senior Vice President of               1995
                                     Sales and Marketing
                                     of the Company

----------------------------

(1)  Member of Executive Committee
(2)  Member of Audit Committee
(3)  Member of Incentive Stock Option Committee
(4)  Member of Compensation Committee

Class I Directors/Nominees

          Seymour W. Zises has been a director of the Company since August 1992, and was a Vice President and Treasurer from August 1992 until October 1995. He is currently President and Chief Executive Officer of Family Management Corporation, a registered investment advisory firm in New York City, which he established in 1989.

Additionally, Mr. Zises is the President and Chief Executive Officer of Family Management Securities, LLC, a registered broker-dealer.

          Mark L. Friedman has been a director of the Company since April 1996 and was a Vice President, Secretary and director of RCL from August 1992 until October 1995. He has been counsel to the law firm of Baer Marks & Upham LLP since February 1995, and a Senior Managing Director of Millenium Capital Group, Ltd., an investment firm, since April 1999. From January 1993 through January 1995 he was counsel to the law firm of Proskauer Rose LLP. From 1982 through January 1993 he was (individually or through a professional corporation) a partner of the law firm of Shea & Gould. From July 1996 to July 1997, Mr. Friedman served as corporate secretary of a private company which in July 1997 filed a voluntary petition under Chapter 11 of the United States Bankruptcy Code.

Class II Directors

          Donald Sinkin has been Chairman of the Board, President and Chief Executive Officer of the Company and Old Disc since 1986. He also serves as a director and the President and Chief Executive Officer of Disc Graphics Label Group, Inc. and Four Seasons Litho, Inc. and is a director and the President and Chief Executive Officer of Cosmetic Sampling Technologies, Inc. These entities are subsidiaries of the Company. Mr. Sinkin joined the Company as Pre-Press Supervisor in 1977 and became Plant Manager in 1982. Prior to joining the Company, he helped found and manage Rutgers Packaging, a division of Queens Group, Inc. d/b/a Queens Litho. Mr. Sinkin also serves as a director and the President of Horizon Equities, Inc., a New York corporation controlled by him ("Horizon Equities"), and is the managing member of Spring Hollow Holding, LLC, a New York limited liability company.

          Daniel A. Levinson has been a director of the Company and RCL since October 1991. He is also a director of two of the Company's subsidiaries, Disc Graphics Label Group, Inc. and Cosmetic Sampling Technologies, Inc. In 1998, Mr. Levinson founded Colt Capital Group, a niche provider of investment capital, resources and support to small and mid-size growing companies. Between 1988 and 1998, Mr. Levinson was a group executive of Holding Capital Group, a stockholder of the Company engaging in activities similar to those of Colt Capital Group. See "Security Ownership of Certain Beneficial Owners and Management," below.

Class III Directors

          Stephen Frey has been the Senior Vice President of Operations of the Company since August 1998, the Secretary of the Company and Old Disc since 1988, and a director of the Company and Old Disc since 1986. Between 1986 and August 1998, Mr. Frey was the Vice President of Operations of the Company and Old Disc. Mr. Frey also serves as a director, Vice President and Secretary of Disc Graphics Label Group, Inc., a director and the Vice President and Secretary of Four Seasons Litho, Inc., and a director and the Vice President of Operations of Cosmetic Sampling Technologies, Inc., each of which is a wholly-owned subsidiary of the Company. Mr. Frey joined the Company in its Pre-Press Department in 1978, became the Supervisor of that department in 1983, and established the Production and Planning Department in 1985. Mr. Frey served as Chief Operating Officer from 1991 to 1995. Prior to joining the Company, Mr. Frey held various management positions with Kordet Color Corporation and Terrace Litho. Mr. Frey also serves on the Board of Directors of the Association of Graphic Communication, a trade organization, and is a director and the Secretary of Horizon Equities and the managing member of Stephen Ashley, LLC, a New York limited liability company.

          John Rebecchi has been the Senior Vice President of Sales and Marketing of the Company since August 1998 and a director since October 1995. Between October 1995 and August 1998, Mr. Rebecchi was the Company's Vice President of Sales. Between October 1995 and January 1996, he also served as the Company's Chief Financial Officer. Between 1988 and October 1995, Mr. Rebecchi was Vice President of Marketing and Chief Financial Officer of Old Disc. He also serves as Vice President and a director of Disc Graphics Label Group, Inc.; Vice President and a director of Four Seasons Litho, Inc.; and Vice President of Sales and a director of Cosmetic Sampling Technologies, Inc., each of which is a wholly-owned subsidiary of the Company. Mr. Rebecchi joined Old Disc in its accounting department and in 1983 became the Controller of Old Disc. He took a brief leave of absence between 1985 and 1988, when he rejoined Old Disc. He also serves as a director and the Vice President and Treasurer of Horizon Equities, the managing member of Tin Box Holding, LLC, a New York limited liability company, and a director and the President of 92-37 Metro Corp., a New York corporation formed for the purpose of acquiring real estate.

          The election of directors and the appointment of certain of the executive officers of the Company are subject to the Voting Agreement described under "Security Ownership of Beneficial Owners and Management -- Voting Agreement." As of April 16, 1998, the parties to the Voting Agreement owned in excess of 51% of the outstanding Common Stock of the Company and could therefore, without the vote of any other stockholder, elect all of the directors of the Company. Messrs. Sinkin, Frey, Rebecchi, Levinson, Friedman and Zises are parties to the Voting Agreement and were or are nominated as directors pursuant thereto. Messrs. Sinkin, Frey and Rebecchi were elected executive officers pursuant to the Voting Agreement.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF
           SEYMOUR W. ZISES AND MARK L. FRIEDMAN AS CLASS I DIRECTORS.

Board and Committee Meetings

          During the year ended December 31, 1998, the Board of Directors met five times. Each director who served on the Board during fiscal 1998 attended at least 75% of all Board meetings and meetings of Board committees on which he served, during the periods in fiscal 1998 that he served, except for Daniel Levinson.

          Standing committees of the Board include an Executive Committee, an Audit Committee, a Compensation Committee and an Incentive Stock Option Committee. The Board does not have a nominating committee or a committee performing a similar function. See "Security Ownership of Certain Beneficial Owners and Management -- Voting Agreement."

          Messrs. Sinkin, Frey and Zises are currently the members of the Executive Committee. The Executive Committee is generally authorized to exercise the powers and authority of the Board to the extent provided in the resolutions of the Board designating the Committee, except for issuing stock; declaring dividends; amending the Company's Certificate of Incorporation or By-Laws; and taking actions relating to any merger, consolidation, sale, lease or exchange of all or substantially all of the Company's assets, or any dissolution of the Company. The Executive Committee did not meet during fiscal 1998.

         Messrs. Rebecchi, Friedman and Levinson are currently the members of the Audit Committee. The Audit Committee reviews and evaluates the results and scope of the audit and other services provided by the Company's independent accountants, as well as the Company's accounting principles and system of internal accounting controls. The Audit Committee met twice during fiscal 1998.

          Messrs. Sinkin, Levinson and Zises are currently the members of the Compensation Committee. The Compensation Committee reviews management recommendations regarding compensation of employees above a certain salary level and compensation of the Company's Directors, except for compensation under the 1995 Incentive Stock Option Plan, which is administered by the Incentive Stock Option Committee. The Compensation Committee met once during fiscal 1998.

          Messrs. Friedman and Levinson are currently the members of the Incentive Stock Option Committee. The Incentive Stock Option Committee reviews and approves of recommendations concerning incentive stock options and awards stock options under the 1995 Incentive Stock Option Plan. Messrs. Friedman and Levinson serve on the Incentive Stock Option Committee as the nominees of Old Disc and RCL, respectively, pursuant to the Voting Agreement described below. See "Security Ownership of Certain Beneficial Owners and Management -- Voting Agreement." The Incentive Stock Option Committee met three times during fiscal 1998.

Directors' Compensation

          Directors who are officers of the Company receive no additional compensation for serving on the Board or any Board committee. For 1998, the Company paid an annual fee to non-employee directors of $2,500 each for service on the Board, plus $1,000 for each Board and committee meeting attended. Accordingly, the Company paid $11,500 to Mr. Friedman and $6,500 to Mr. Zises in 1998. The Company was required to pay these amounts pursuant to the Voting Agreement described below under the caption "Security Ownership of Certain Beneficial Owners and Management -- Voting Agreement." Pursuant to the 1995 Incentive Stock Option Plan, the Company has also agreed to grant annually to each member of the Incentive Stock Option Committee for service on that Committee an option to purchase 1,000 shares of Common Stock on January 1 of each year. This arrangement will terminate in 2005, in accordance with the 1995 Incentive Stock Option Plan. On January 1, 1998, the Company granted to each such director an option to purchase 1,000 shares of Common Stock at an exercise price of $4.50 per share, which was the fair market value of the Common Stock at the time of grant. These options vested on December 31, 1999 and will expire on December 31, 2007.

Compensation Committee Interlocks and Insider Participation in
Compensation Decisions

          Each of Messrs. Sinkin, Frey and Rebecchi served as an executive officer and director of the Company, and also served as an executive officer and director of Horizon Equities, Inc., a New York corporation. Mr. Sinkin serves on the Company's Compensation Committee. Messrs. Sinkin, Frey and Rebecchi and Mr. Levinson, a director of the Company, are also parties to the Voting Agreement described under the caption "Security Ownership of Certain Beneficial Owners and Management -- Voting Agreement."


                                 PROPOSAL NO. 2

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

          The Company has selected KPMG LLP ("KPMG") as its independent accountant to perform the audit of the Company's financial statements for fiscal 1999, and the stockholders are being asked to ratify this selection. KPMG and its predecessors have audited the financial statements of the Company and its predecessor, Old Disc, since 1991. The Company expects that representatives of KPMG will be present at the Meeting, will be given an opportunity to make a statement at the Meeting if they desire to do so, and will be available to respond to appropriate questions. The affirmative vote of the holders of a majority of the Company's outstanding shares of Common Stock represented and voting at the Meeting is required for approval of this Proposal.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THIS PROPOSAL.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

General

          As of the date of this Proxy Statement, the Company's authorized capital stock consists of Common Stock, and Preferred Stock, par value $.01 per share (the "Preferred Stock"). On the Record Date, there were 5,548,761 shares of Common Stock outstanding, of which 28,264 shares were held in treasury, and no shares of Preferred Stock outstanding. The holders of Common Stock are entitled to elect all members of the Board. As of the Record Date, there were 46 record holders of Common Stock (reflecting approximately 707 beneficial owners), and no record holders of Preferred Stock.

          The Company also had outstanding as of the Record Date 1,242,105 Class A Redeemable Common Stock Purchase Warrants, each of which is exercisable to purchase one share of Common Stock at $5.50 per share (the "Class A Warrants"). The outstanding Class A Warrants will expire on November 10, 1999.

Security Ownership of Certain Beneficial Owners

          The following table sets forth certain information regarding the beneficial ownership of the Company's voting securities by each person known by the Company to be the beneficial owner of more than 5% of the Company's voting securities as of the Record Date. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. The inclusion of any shares for any stockholder in the table below shall not be deemed an admission that such stockholder is, for any purpose, the beneficial owner of such shares.


                                               Amount and
                                                Nature of        Percentage
                      Name and Address of      Beneficial        of Class
Title of Class         Beneficial Owner        Ownership         ----------
--------------         ----------------        ---------

Common Stock,        Donald Sinkin            1,720,066(1)            29.0%
$0.01 par value
                     Stephen Frey               650,979(2)            11.4%

                     John Rebecchi              616,186(3)            10.8%

                     Allen & Company
                     Incorporated               502,162(4)             8.7%

                     Holding Capital
                     Management Corp.           395,643(5)             7.0%

---------------------------


(1) Donald Sinkin is Chairman of the Board, President and Chief Executive Officer of the Company. His address is 10 Gilpin Avenue, Hauppauge, New York 11788. The number of shares of Common Stock shown in the table as beneficially owned by Mr. Sinkin includes the following:
          1,339,698 shares owned directly by Mr. Sinkin and indirectly by his spouse and a limited liability company controlled by him; and Class A Warrants to purchase 380,368 shares of Common Stock owned directly by Mr. Sinkin and indirectly by the same limited liability company. Of the total number of shares reported as beneficially owned, Mr. Sinkin shares voting power pursuant to a voting agreement with respect to all shares and shares investment power with respect to 203,172 shares. See "-- Voting Agreement," below.

(2) Stephen Frey is a director and the Senior Vice President of Operations and Secretary of the Company. His address is 10 Gilpin Avenue, Hauppauge, New York 11788. The number of shares of Common Stock shown in the table as beneficially owned by Mr. Frey includes the following:
         506,387 shares owned directly by Mr. Frey and indirectly by a limited liability company controlled by him; and Class A Warrants to purchase an aggregate of 144,592 shares of Common Stock owned directly by Mr. Frey and indirectly by the same limited liability company. Of the total number of shares reported as beneficially owned, Mr. Frey shares voting power pursuant to a voting agreement with respect to all shares, and shares investment power with respect to 203,172 shares. See "-- Voting Agreement," below.

(3) John Rebecchi is a director and the Senior Vice President of Sales and Marketing of the Company. His address is 10 Gilpin Avenue, Hauppauge, New York 11788. The number of shares of Common Stock shown in the table as beneficially owned by Mr. Rebecchi includes the following: 479,322 shares owned directly by Mr. Rebecchi and indirectly by a limited liability controlled by him; and Class A Warrants to purchase 136,864 shares of Common Stock held directly by Mr. Rebecchi and indirectly by the same entity. Of the total number of shares reported as beneficially owned, Mr. Rebecchi shares voting power pursuant to a voting agreement with respect to all shares, and shares investment power with respect to 203,172 shares. See "-- Voting Agreement," below.

(4) Allen & Company Incorporated is a New York corporation ("Allen & Co."). Its address is 711 Fifth Avenue, New York, New York 10022. The number of shares of Common Stock shown in the table as beneficially owned by Allen & Co. includes the following: 264,915 shares of Common Stock; Class A Warrants to purchase 151,335 shares of Common Stock, and warrants to purchase an additional 85,912 shares of Common Stock. Allen Holding Inc., a Delaware corporation ("Allen Holding"), is an affiliate of Allen & Co. that is deemed to own beneficially all of the shares reported on the table above as owned by Allen & Co. The information regarding ownership of Common Stock by Allen & Co. and Allen Holding was contained in a Schedule 13G dated February 11, 1999 and filed with the SEC on February 12, 1999, which was furnished to the Company on behalf of such beneficial owners. According to the Schedule 13G, Allen & Co. has sole voting and investment power with respect to all shares reported as beneficially owned. Allen & Co. is a party to the Voting Agreement described below under "-- Voting Agreement".

(5) Holding Capital Management Corp. is a Connecticut corporation ("Holding Capital"). Its address is 685 Fifth Avenue, New York, New York 10022. The number of shares of Common Stock shown in the table as beneficially owned by Holding Capital includes 292,560 shares of Common Stock and warrants to purchase an aggregate of 103,083 shares of Common Stock. The information regarding ownership of Common Stock by Holding Capital was furnished to the Company by Holding Capital. Holding Capital is a party to the Voting Agreement described below under "-- Voting Agreement."

Security Ownership of Management

         The following table sets forth certain information as to each class of outstanding equity securities of the Company beneficially owned as of the Record Date by: (i) each director and nominee; (ii) the Company's Chief Executive Officer and the other four most highly compensated executive officers who were officers as of December 31, 1998; and (iii) all current directors and executive officers as a group. No executive officer or director of the Company owns securities of any parent or subsidiary of the Company, except as indicated in the footnotes to the table below. Unless otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. The inclusion of any shares for any stockholder in the table below shall not be deemed an admission that such stockholder is, for any purpose, the beneficial owner of such shares. An asterisk denotes beneficial ownership of less than 1% of the class of securities indicated.



                                                  Amount and
                                                  Nature of
                         Name of                  Beneficial         Percentage
Title of Class         Beneficial Owner           Ownership           of Class
--------------         ----------------           ---------           --------

Common Stock,          Donald Sinkin               1,720,066(1)         29.0%
  $0.01 par value
                       Stephen Frey                  650,979(2)         11.4%

                       John Rebecchi                 616,186(3)         10.8%

                       Daniel A. Levinson            261,856(4)          4.7%

                       Seymour W. Zises              180,747(5)          3.2%

                       Mark L. Friedman              167,920(6)          3.0%

                       Margaret M. Krumholz           66,870(7)          1.2%

                       Frank A. Bress                  6,000(8)          *

                       All directors and
                       executive officers          3,671,624            58.0%
                       as a group

---------------------------

(1) See Note (1) under "Security Ownership of Certain Beneficial Owners" table above.

(2) See Note (2) under "Security Ownership of Certain Beneficial Owners" table above.

(3) See Note (3) under "Security Ownership of Certain Beneficial Owners" table above.

(4) Includes 200,584 shares owned directly by Mr. Levinson and indirectly by a family trust of which he is the trustee; Class A Warrants to purchase 57,272 shares of Common Stock owned directly by Mr. Levinson and indirectly by such trust; and options granted under the Company's 1995 Incentive Stock Option Plan to purchase 4,000 shares of Common Stock, of which 2,000 such options were exercisable as of the Record Date. Of the total number shares reported as beneficially owned, Mr. Levinson shares voting power with respect to all shares, and shares investment power with respect to 128,928 shares. See "-- Voting Agreement," below.

(5) Includes 155,747 shares owned directly by Mr. Zises and indirectly by a limited liability company controlled by him; and options granted under the 1995 Incentive Stock Option Plan to purchase 25,000 shares of Common Stock, all of which options were exercisable as of the Record Date. Of the total number shares reported as beneficially owned, Mr. Zises shares voting power with respect to all shares and shares investment power with respect to 28,827 shares. See "-- Voting Agreement," below.

(6) Includes shares held in a joint account with Mr. Friedman's wife; and options to purchase 28,000 shares, of which options to purchase 26,000 shares were exercisable as of the Record Date. Mr. Friedman shares voting power pursuant to a voting agreement with respect to all shares reported in the table above. See "-- Voting Agreement," below.

(7) Includes 16,870 shares owned directly by Ms. Krumholz and indirectly by members of her immediate family; and options to purchase 50,000 shares pursuant to the 1995 Incentive Stock Option Plan, of which options to purchase 25,000 shares were exercisable as of the Record Date. Ms. Krumholz has sole voting and investment power with respect to 51,270 shares reported above.

(8) This number represents options granted under the Company's 1995 Incentive Stock Option Plan to purchase 6,000 shares, none of which options were exercisable as of the Record Date.


Voting Agreement

          In connection with the Merger described under "Company Background," above, the Company entered into a Voting and Registration Rights Agreement dated as of October 30, 1995 (the "Voting Agreement"), with the following stockholders: Sheldon Simon, Sal Maisano, Harold M. Wit, Daniel Levinson, Timothy Healy, Allen & Co., Holding Capital, the Levinson Trust, the Jessand Corp. Profit Sharing Plan & Trust, H. Sean Mathis, Mark L. Friedman, Seymour Zises and Quad Z. Trust. Pursuant to the Voting Agreement, such stockholders agreed, among other things, to use their best efforts for a four year period to ensure that the number of directors constituting the whole Board of Directors of the Company does not increase to more than six directors; that four nominees of the Old Disc stockholders and two nominees of the RCL stockholders are elected to serve on the Board; that each of the RCL nominees on the Board receives an annual fee of at least $2,500 for service as a director and $1,000 for each Board and committee on which such RCL nominee sits; that the Board establish the Incentive Stock Option Committee; that Daniel Levinson and Richard Gormley become members of that Committee, and that Messrs. Sinkin, Rebecchi and Frey be elected as the President and Chief Executive Officer, Vice President and Chief Financial Officer, and Vice President, respectively. In April 1996, Mark L. Friedman succeeded Richard Gormley as the RCL nominee on the Incentive Stock Option Committee. Pursuant to the Voting Agreement, in October 1995, the Incentive Stock Option Committee granted to each non-employee director who was not a member of the Incentive Stock Option Committee options to purchase a total of 25,000 shares of Common Stock for $4.125 per share. At that time, Seymour Zises and Robert Schneider were the only such directors. Messrs. Friedman and Zises are the current RCL nominees for director, and Messrs. Sinkin, Frey, Rebecchi and Levinson are the current Old Disc nominees for director. Each of the foregoing arrangements will terminate on October 30, 1999, but the Company expects that all of its directors will continue in office for the remainder of their respective terms.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers, directors, and certain stockholders owning more than 10% of any class of the Company's equity securities ("10% Stockholders") to file reports with the SEC indicating their ownership of securities of the Company and any changes in such ownership. Executive officers, directors and 10% Stockholders are required to provide copies of these reports to the Company. Based on a review of copies of all such reports filed with respect to fiscal 1998 and furnished to the Company, as well as certain written representations provided to the Company by executive officers, directors and certain 10% Stockholders, all such reports required to be filed with respect to fiscal 1998 have been filed in a timely manner.


                       COMPENSATION OF EXECUTIVE OFFICERS

Summary of Compensation

          The following table summarizes the compensation earned by or paid to the Company's Chief Executive Officer and the other four most highly compensated executive officers during 1998 who were officers as of December 31, 1998 (collectively, the "Named Executives") for their services to the Company and its subsidiaries during fiscal 1996, 1997 and 1998.


                                              Summary Compensation Table

                                                                                      Long-Term Compensation
                                                                          --------------------------------------------

                                           Annual Compensation               Awards                 Payouts
                                --------------------------------------------------------------------------------------
                                                            Other                                 Long
                                                            Annual                 Securities     Term       All Other
                                                            Compen-   Restricted   Underlying   Incentive     Compen-
Name and                                          Bonus     sation     Stock       Options/        Plan       sation
Principal Position       Year     Salary ($)      ($)(1)     ($)       Awards       SARs(#)     Payouts($)     ($)(2)
------------------       ----     ----------      ---        ---       ------       -------     ----------      ---

Donald Sinkin,           1998        $275,625      $137,813   0           0              0      $      0    $27,262
   Chairman              1997         262,500       157,500   0           0              0             0     21,123
   President and         1996         250,000       250,000   0           0              0             0      3,955
   Chief
   Executive
   Officer

Stephen Frey,
  Senior Vice            1998         176,400        88,200   0          0              0              0      9,820
  President of           1997         168,000       143,425   0          0              0              0      6,291
  Operations             1996         160,000       212,883   0          0              0              0      6,286

John Rebecchi,           1998         176,400        88,200   0          0              0              0     12,499
  Senior Vice            1997         168,000       145,832   0          0              0              0      8,937
  President of           1996         160,000       206,146   0          0              0              0      6,901
  Sales and
  Marketing

Margaret                 1998         163,000        81,500   0     25,000         25,000              0     12,200
Krumholz,                1997         131,291        59,062   0          0              0              0      1,273
  Senior Vice            1996         119,000        62,500   0     25,000         25,000              0      1,275
  President of
  Finance and
  Chief Financial
  Officer

Frank A. Bress,          1998         150,000        13,500   0      5,000          5,000              0      8,153
  Vice President         1997               0             0   0          0              0              0          0
  for Legal Affairs      1996               0             0   0          0              0              0          0
  and Human
  Resources Policy
  and General
  Counsel

--------------------------

(1) For Messrs. Sinkin, Frey and Rebecchi, the total bonus amounts shown in this column were payable under the employment agreements described below under "Employment and Change of Control Arrangements."

(2) For fiscal 1998, All Other Compensation includes: (a) $19,960, $5,000 and $7,049 of premiums paid by the Company for certain life insurance policies for Messrs. Sinkin, Frey and Rebecchi, respectively; (b) Company contributions under the Company's 401(k) Retirement Plan of $5,022 to Mr. Sinkin, $3,200 to each of Messrs. Frey and Rebecchi and Ms. Krumholz, and $2,153 to Mr. Bress; and (c) miscellaneous car allowances for each named executive.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

          The Company is party to employment agreements dated as of June 28, 1995 with each of Messrs. Sinkin, Frey and Rebecchi. Each agreement provides for an annual base salary, annual salary increases calculated with reference to the Consumer Price Index, bonus compensation based on the Company's performance (as measured by its gross revenues and its earnings before interest, taxes, depreciation and amortization), and a monthly car allowance. Bonuses under these agreements cannot exceed 100% of an employee's base salary. If in any year the Company does not meet the specific performance requirements set forth in these agreements, the Company will be obligated to pay, in lieu of bonus compensation, incentive compensation pursuant to a management incentive plan. The amounts paid to each of Messrs. Sinkin, Frey and Rebecchi under his employment agreement are set forth above in the "Summary Compensation Table." In addition, the Company will pay a fee to each of these executives for any Company loans which they have personally guaranteed. Each of these employment agreements also provides for continued payments of salary, bonus and incentive compensation for two years in the event of the death, disability or termination without cause of the officers party to these agreements. These agreements require the executives to dedicate substantially all of their business time to the Company's affairs, and will terminate on December 31, 2001.

          The Company has also entered into employment agreements dated December 15, 1998 with each of Margaret M. Krumholz and Frank A. Bress. The agreement with Ms. Krumholz provides for an annual base salary, annual salary increases calculated with reference to the Consumer Price Index, bonus compensation based upon the Company's performance (as described above in relation to the employment contracts with Messrs. Sinkin, Frey and Rebecchi), and monthly car, gas and cellular telephone allowances. Her agreement also provides for the payment of salary, incentive compensation and bonus for two years following her death, disability or discharge without cause, which includes a change of control, among other things. This agreement will terminate on December 31, 2001. The agreement with Mr. Bress provides for an annual base salary, annual salary increases calculated with reference to the Consumer Price Index, bonus compensation pursuant to a management incentive plan, and monthly car, gas and cellular telephone allowances. His agreement also provides for the payment of salary, incentive compensation and bonus for one year following his death, disability or discharge without cause, which includes a change of control, among other things. This agreement will terminate on December 31, 2001.

1995 Incentive Stock Option Plan

          In 1995, the Company  adopted the Disc  Graphics,  Inc. 1995 Incentive
Stock Option Plan (the "1995 Stock Incentive Plan") in order to advance the interests of the Company by encouraging and enabling the acquisition of a larger personal proprietary interest in the Company by key employees and directors of, and consultants to, the Company and its subsidiaries upon whose judgment and keen interest the Company is largely dependent for the successful conduct of its operations. The 1995 Stock Incentive Plan provides for the grant of incentive stock options within the meaning of the Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), non-qualified stock options not meeting the requirements of Section 422 of the Code, stock appreciation rights, restricted stock, performance grants and other types of awards.

          The 1995 Stock Incentive Plan, which is administered by the Incentive Stock Option Committee of the Board of Directors (currently comprised of Mark L. Friedman and Daniel Levinson) authorizes the issuance of a maximum of 500,000 shares of Common Stock, which may be either newly issued shares, treasury shares, re-acquired shares, shares purchased in the open market or any combination thereof. Incentive stock options generally may be granted at an exercise price of not less than the fair market value of shares of Common Stock on the date of grant, and non-qualified stock options maybe be granted at an exercise price determined by the Incentive Stock Option Committee. If any award under the 1995 Incentive Plan terminates, expires unexercised, or is canceled, the shares of Common Stock that would otherwise have been issuable pursuant thereto will be available for issuance pursuant to the grant of new awards. As of the Record Date, the Company had outstanding options to purchase an aggregate of 303,429 shares of Common Stock under the 1995 Incentive Stock Option Plan.

Option/SAR Grants

          The following table describes the options to purchase shares of Common Stock granted to the Named Executives during fiscal 1998 and the potential value of such options at the end of their terms, assuming certain levels of stock price appreciation.



                                          Option/SAR Grants in Fiscal 1998



                                                                        Potential Realizable Value
                                                                        at Assumed Annual Rates
                                                                      of Stock Price Appreciation
                                Individual Grants                       for Option Term (1)(2)
                       ---------------------------------------        -----------------------------

                                     % of Total
                                      Options/
                        Number of       SARs
                        Securities    Granted to
                        Underlying    Employees    Exercise or
                      Options/ SARs   in Fiscal    Base Price     Expiration
Name                    Granted (#)   Year (3)     ($/share)      Date          5%($)    10%($)
----                    -----------   ----------   ---------      ----          -----    ------


Donald Sinkin                   0         n/a          n/a             n/a        n/a         n/a

Stephen Frey                    0         n/a          n/a             n/a        n/a         n/a

John Rebecchi                   0         n/a          n/a             n/a        n/a         n/a

Margaret M. Krumholz       25,000       23.1%        $4.00          5/4/08   $163,000    $259,250

Frank A. Bress              5,000        4.6%        $4.00          5/4/08  $  32,600    $ 51,850


------------------------

(1) All options are either incentive or non-qualified stock options granted under the Company's 1995 Incentive Stock Option Plan. All options were granted with an exercise price greater than or equal to the fair market value on the date of grant.

(2) Potential realizable values reflect the difference between the option exercise price on the date of grant and the fair market value of the Company's Common Stock at the end of the option term, assuming 5% and 10% compounded annual appreciation of the stock price from the date of grant until the expiration of the option. The 5% and 10% appreciation rates are assumed pursuant to rules promulgated by the SEC and do not reflect actual historical or projected rates of appreciation of the Common Stock. Assuming such appreciation, on May 4, 2008 the per share value would be $6.52 at 5% or $10.37 at 10% (based on a fair market value of $4.00 on May 4, 1998, which was the grant date for the option listed in the table above). The foregoing values do not reflect appreciation actually realized by the Named Executives. See "Option/SAR Exercises and Values," below.

(3) For purposes of calculating these percentages, the total number of options granted to all employees in fiscal 1998 was 108,145.

Option/SAR Exercises and Values

          The following table provides certain information concerning the exercise of stock options during 1998 and the value of unexercised options to purchase shares of Common Stock held by the Named Executives as of December 31, 1998.



                                   Aggregated Option/SAR Exercises in Fiscal 1998 and
                                            Fiscal Year End Option/SAR Values


                                                            Number of               Value of
                                                      Securities Underlying        Unexercised
                                                           Unexercised             In-the-Money
                                                          Options/SARs at         Options/SARs at
                                                          Fiscal Year End        Fiscal Year End(1)
                                                  ---------------------------------------------------------

                        Shares
                     Acquired on     Value
           Name      Exercise (#)  Realized ($)   Exercisable   Unexercisable    Exercisable  Unexercisable
           ----      ------------  ------------   -----------   -------------    -----------  -------------

Donald Sinkin              0          n/a             0              0                  0             $0

Stephen Frey               0          n/a             0              0                  0             $0

John Rebecchi              0          n/a             0              0                  0             $0

Margaret M. Krumholz       0          n/a        25,000         25,000            $60,950      $  10,950

Frank A. Bress             0          n/a             0          5,000                  0      $   2,190

------------------------

(1) The fair market value per share of Common Stock on December 31, 1998 was $4.438, based on the closing price on the Nasdaq National Market System on December 31, 1998, which was the last trading day of the year.

                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

NOTE: THE FOLLOWING SECTION OF THIS PROXY STATEMENT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, NOTWITHSTANDING ANY INCORPORATION BY REFERENCE OF ANY OTHER PORTIONS OF THIS PROXY STATEMENT.

          The compensation of the Company's executive officers is generally determined by either the Board of Directors or the Compensation Committee of the Board of Directors, subject to approval by the Board of Directors, and subject to applicable employment agreements. See "Compensation of Executive Officers -- Employment and Change of Control Arrangements." Each member of the Compensation Committee, except for Donald Sinkin, is a director who is not an employee of the Company or any of its affiliates.

General Policies

          The Company's compensation programs are intended to enable the Company to attract, motivate, reward and retain the management talent required to achieve its corporate objectives, and thereby increase shareholder value. It is the Company's policy to provide incentives to its senior management to achieve both short-term and long-term objectives and to reward exceptional performance and contributions to the development of the Company's businesses. To attain these objectives, the Company's executive compensation program includes a competitive base salary, cash incentive bonuses and stock-based compensation.

          Stock options are granted to employees, including the Company's executive officers, by the Compensation Committee under the Company's 1995 Incentive Stock Option Plan. The Committee believes that stock options provide an incentive that focuses the executive's attention on managing the Company from the perspective of an owner with an equity stake in the business. Incentive stock options are awarded with an exercise price equal to the market value of Common Stock on the date of grant, and all options have a maximum term of ten years and generally become exercisable not less than six months from the date of grant. Among the Company's executive officers, the number of shares subject to options granted to each individual generally depends upon the level of that officer's responsibility. Subsequent to the Merger, the largest grants generally have been awarded to the most senior officers who, in the view of the Compensation Committee, have the greatest potential impact on the Company's profitability and growth. Previous grants of stock options are reviewed but are not considered the most important factor in determining the size of any executive's stock option award in a particular year.

Relationship of Compensation to Performance

          The Compensation Committee annually establishes, subject to the approval of the Board of Directors and any applicable employment agreements, the salaries that will be paid to the Company's executive officers during the coming year. In setting salaries, the Compensation Committee takes into account several factors, including competitive compensation data, the extent to which an individual may participate in the stock plans maintained by the Company, and qualitative factors bearing on an individual's experience, responsibilities, management and leadership abilities, and job performance.

          For fiscal 1998, pursuant to the terms of their employment agreements with the Company, Donald Sinkin, Stephen Frey and John Rebecchi each received a base salary and a cash incentive bonus based on the Company's pre-tax income. See "Compensation of Executive Officers -- Employment Contracts and Termination of Employment and Change of Control Arrangements." Each of Margaret M. Krumholz and Frank A. Bress received a base salary and a cash bonus. In addition, Ms. Krumholz was granted options under the 1995 Incentive Stock Option Plan to purchase 25,000 shares, and Mr. Bress was granted options under the same Plan to purchase 5,000 shares, in each case at the fair market value on the date of grant. The Compensation Committee determined that these amounts were appropriate given the Company's financial performance, the substantial contribution made by each of Ms. Krumholz and Mr. Bress to such performance, and the compensation levels of executives at companies competitive with the Company.

Compensation of Chief Executive Officer

          For fiscal 1998, pursuant to the terms of his employment agreement with the Company, Donald Sinkin received a base salary and a cash incentive bonus based on the Company's pre-tax income. See "Compensation of Executive Officers -- Employment Contracts and Termination of Employment and Change of Control Arrangements." In light of this employment agreement, the Compensation Committee was not required to make any decision regarding the cash compensation of Mr. Sinkin.


                                            COMPENSATION COMMITTEE

                                            Seymour W. Zises
                                            Daniel Levinson
                                            Donald Sinkin

                            COMPANY PERFORMANCE GRAPH

NOTE: THE FOLLOWING SECTION OF THIS PROXY STATEMENT SHALL NOT BE DEEMED TO BE INCORPORATED BY REFERENCE INTO ANY FILING BY THE COMPANY WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, NOTWITHSTANDING ANY INCORPORATION BY REFERENCE OF ANY OTHER PORTIONS OF THIS PROXY STATEMENT.

          The following chart compares the stock price performance of the Company from December 31, 1993 through December 31, 1998 to those of all United States companies listed in the Nasdaq Stock Market (the "Market Index"), and all United States companies in the printing, publishing and allied industries (SIC numbers 2700-2799) that are listed in the Nasdaq Stock Market (the "Peer Group Index").

          The Company's Common Stock began trading on the OTC Bulletin Board on November 19, 1993, and the average of the bid and asked prices on that date was $4.375. The performance graph below was prepared by the Center for Research in Security Prices of the University of Chicago Graduate School of Business.

        COMPARISON OF CUMULATIVE TOTAL RETURNS AMONG DISC GRAPHICS, INC.,
           MARKET INDEX AND PEER GROUP INDEX THROUGH DECEMBER 31, 1998




                                                 December 31,
                        ----------------------------------------------------------
                        1993      1994         1995      1996        1997       1998
                        ----      ----         ----      ----        ----       ----

Disc Graphics, Inc.                         $  76.5    $  48.5    $ 105.9    $ 104.4

Market Index           $ 73.3    $ 71.7     $ 101.4    $ 124.7    $ 152.9    $ 215.4

Peer Group Index       $ 80.0    $ 75.3     $ 114.8    $ 111.8    $ 124.7    $ 107.0

-------------------

* Assumes $100 invested on October 30, 1995 in the Company's Common Stock, the Market Index and the Peer Group Index. Assumes reinvestment of dividends. The Company has not paid any dividends.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          From January 1, 1998 to the present, there have been no transactions involving more than $60,000 to which the Company or any of its subsidiaries was a party and in which any executive officer, director or nominee for director, beneficial owner of more than 5% of any class of the Company's voting securities, or member of the immediate family of any of the foregoing persons, had a material interest, except as indicated in "Compensation of Executive Officers," above, and as follows.

          The Company leases a 55,000 square foot building in Hauppauge, New York from Horizon Equities L.P., a Delaware limited partnership ("Horizon") under a 15 year lease that will terminate on December 31, 2007. Horizon Equities, Inc., the corporate general partner of Horizon, is owned by Messrs. Sinkin, Frey and Rebecchi, executive officers and directors of the Company, and one other employee of the Company. The limited partners of Horizon include, among others, Holding Capital (which owns more than five percent of the Company) and one of its affiliates, and Investment Services Corp., an affiliate of Mr. Levinson. The aggregate payments made by the Company in 1998 for rental of the building were $348,000. The Company believes that the terms of the building lease are at least as favorable to the Company as the terms for an equivalent lease which could have been obtained from unaffiliated third parties.

                  STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

         Stockholder proposals for inclusion in the Company's Proxy Statement and proxy relating to the Company's 2000 Annual Meeting of Stockholders must be received by the Company on or before December 22, 1999.

                                 OTHER BUSINESS

         The Board does not presently intend to bring any other business before the Meeting and, so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the accompanying Notice of Meeting. As to any business that may properly come before the Meeting, however, it is intended that proxies, in the form enclosed, will be voted in accordance with the judgment of the persons voting such proxies.

                           ANNUAL REPORT ON FORM 10-K


         The Company will provide without charge to each person whose proxy is solicited, upon the written request of any such person, a copy of the Company's Annual Report on Form 10-K for its fiscal year ended December 31, 1998 filed with the SEC, including the financial statements and the schedules thereto. The Company does not undertake to furnish without charge copies of all exhibits to its Form 10-K, but will furnish any exhibit upon the payment of a charge equal to the Company's costs of copying and mailing any such exhibits. Such written requests should be directed to Ms. Margaret M. Krumholz, Chief Financial Officer, Disc Graphics, Inc., 10 Gilpin Avenue, Hauppauge, New York 11788. Each such request must set forth a good faith representation that, as of April 16, 1999, the person making the request was a beneficial owner of securities entitled to vote at the Meeting.

                                 By Order of the Board of Directors

                                 /s/ Donald Sinkin
                                 Donald Sinkin
                                 Chairman

ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                   PROXY CARD

                         PLEASE DATE, SIGN AND MAIL YOUR
                       PROXY CARD BACK AS SOON AS POSSIBLE

                         ANNUAL MEETING OF STOCKHOLDERS
                               DISC GRAPHICS, INC.

                                  MAY 21, 1999

                |PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED|

         PLEASE MARK YOUR VOTES
[ X ]    AS IN THIS EXAMPLE

                        FOR both nominees     WITHHOLD Authority to vote for
                        listed at right       both nominees listed at right

1.       ELECTION OF    [   ]                 [  ]    NOMINEES: Seymour W. Zises
         CLASS I                                                Mark L. Friedman
         DIRECTORS

                                     FOR        AGAINST            ABSTAIN
2.       PROPOSAL TO RATIFY THE      [  ]        [  ]               [  ]
         SELECTION OF KPMG LLP AS
         INDEPENDENT AUDITORS FOR
         THE 1999 FISCAL YEAR

                                                  I PLAN TO ATTEND MEETING  [  ]

The undersigned acknowledges receipt of (a) the Notice of 1999 Annual Meeting of Stockholders, (b) the accompanying Proxy Statement and (c) the Company's 1998 Annual Report.

STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES


SIGNATURE______________  DATE_______, 1999  SIGNATURE__________ DATE______, 1999
                                            Signature if held jointly

PROXY INSTRUCTIONS:

1. Please sign exactly as the name or names appear on your stock certificate (as indicated hereon).

2. If the shares are issued in the name of two or more persons, all of them must sign the proxy.

3. A proxy executed by a corporation must be signed in its name by an authorized officer.

4. Executors, administrators, trustees and partners should indicate their capacity when signing.

                               DISC GRAPHICS, INC.

                               COMMON STOCK PROXY

               FOR ANNUAL MEETING OF STOCKHOLDERS ON MAY 21, 1999


     The undersigned hereby appoints Donald Sinkin and Margaret M. Krumholz, or either of them, each with full power of substitution, as proxies to represent the undersigned at the Annual Meeting of Stockholders of DISC GRAPHICS, INC. to be held at the Watermill, 711 Route 347, Smithtown, New York, on May 21, 1999 at 9:00 a.m., and any adjournments thereof, and to vote the number of shares of the COMMON STOCK of DISC GRAPHICS, INC. that the undersigned would be entitled to vote if personally present.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF DISC GRAPHICS, INC. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR ELECTION NAMED ON THE REVERSE AND FOR PROPOSAL 2.

     IN THEIR DISCRETION, THE PROXY HOLDERS ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF TO THE EXTENT AUTHORIZED BY RULE 14A-4(C) PROMULGATED BY THE SECURITIES AND EXCHANGE COMMISSION AND BY APPLICABLE STATE LAWS (INCLUDING MATTERS THAT THE PROXY HOLDERS DO NOT KNOW, A REASONABLE TIME BEFORE THIS SOLICITATION, ARE TO BE PRESENTED).


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE